                                                                   EXHIBIT 10.1

Sequoia Mortgage Trust 1                             SMT                        Contact:      Customer Service
Mortgage Pass-Through Certificates                                                            Norwest Bank Minnesota, N.A.
Statements To Certificateholders                Series 1997-1                                 Securities Administration Services
Record Date:       30-Nov-1997                                                                7485 New Horizon Way
Distribution Date: 04-Dec-1997                                                                Telephone:    (301) 846-8130
                                                                                              Fax:          (301) 846-8152

                                                Table Of Contents

            Certificateholder Distribution Summary..........................................................      1
            Certificateholder Principal Distribution Statement..............................................      2
            Certificateholder Principal Distribution Factors Statement......................................      3
            Certificateholder Interest Distribution Statement...............................................      4
            Certificateholder Interest Distribution Factors Statement.......................................      5
            Certificateholder Accounts Statement............................................................      6
            Certificateholder Delinquency/Credit Enhancement Statement......................................      7
            Certificateholder Collateral Statement..........................................................      8

Determintion by the Certificate Administrator of the distribution information shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes of the Pooling and Servicing Agreement.

Sequoia Mortgage Trust 1                                         Contact:  Customer Service
Mortgage Pass-Through Certificates              SMT                        Norwest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                     Securities Administration Services
Record Date:        30-Nov-1997             Series 1997-1                  7485 New Horizon Way
Distribution Date:  04-Dec-1997                                            Frederick, MD 21703
                                                                           Telephone:  (301) 846-8130
                                                                           Fax:        (301) 846-8152




                     Certificateholder Distribution Summary

                       Certificate   Certificate        Beginning
                          Class      Pass-Through      Certificate            Interest
Class       CUSIP       Description     Rate             Balance            Distribution
-----      ---------   ------------  ------------     ---------------       ------------
 A-1       817435AA8        SEQ        6.02844%        285,793,938.99       1,435,743.01
 A-2       817435AB6        SEQ        6.23381%        170,956,484.72         888,091.87
 OC        SMTINVCRT         R         0.00000%          8,702,428.65         690,582.69
                                                       ==============       ============
Totals                                                 465,452,852.36       3,014,417.57
                                                       ==============       ============

                                    Current             Ending                               Cumulative
                  Principal         Realized          Certificate            Total            Realized
Class           Distribution          Loss              Balance           Distribution         Losses
-----           ------------        --------         --------------       ------------       ----------
 A-1            11,682,194.69         0.00           274,111,744.29       13,117,937.70         0.00
 A-2             6,988,066.11         0.00           163,968,418.62        7,876,157.98         0.00
 OC                      0.00         0.00             8,702,428.65          690,582.69         0.00
                =============         ====           ==============       =============         ====
Totals          18,670,260.80         0.00           446,782,591.56       21,684,678.37         0.00
                =============         ====           ==============       =============         ====

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee.


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

11-Dec-1997          4:12PM

Sequoia Mortgage Trust 1                                        SMT                    Contact: Customer Service
Mortgage Pass-Through Certificates                                                              Norwest Bank Minnesota, N.A.
Certificateholder Principal Distribution Statement         Series 1997-1                        Securities Administration Services
Record Date:       30-Nov-1997                                                                  7485 New Horizon Way
Distribution Date: 04-Dec-1997                                                                  Frederick, MD 21703
                                                                                                Telephone:  (301) 846-8130
                                                                                                FAX:        (301) 846-8152

                                                  Principal Distribution Statement
                                                        Senior Certificates
---------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning       Scheduled       Unscheduled                               Total          Ending
              Face         Certificate      Principal        Principal                 Realized     Principal      Certificate
 CLASS       Amount          Balance       Distribution    Distribution   Accretion    Loss (1)     Reduction        Balance
---------------------------------------------------------------------------------------------------------------------------------
 A-1     334,347,000.00   285,793,938.99      0.00        11,682,194.69       0.00       0.00     11,682,194.69   274,111,744.29
 A-2     200,000,000.00   170,956,484.72      0.00         6,988,066.11       0.00       0.00      6,988,066.11   163,968,418.62
 OC        8,703,415.20     8,702,428.65      0.00                 0.00       0.00       0.00              0.00     8,702,428.65
---------------------------------------------------------------------------------------------------------------------------------
CLASS A  543,050,415.20   465,452,852.36      0.00        18,670,260.80       0.00       0.00     18,670,260.80   446,782,591.56
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------
            Ending          Total
          Certificate     Principal
 CLASS    Percentage    Distribution
--------------------------------------
 A-1      0.81984209    11,682,194.69
 A-2      0.81984209     6,988,066.11
 OC       0.99988665             0.00
--------------------------------------
CLASS A   0.82272765    18,670,260.80
---------------------------------------

----------------

(1) Amount Does Not Include Excess Special hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust 1                                          SMT         Contact: Customer Service
Mortgage Pass-Through Certificates                                                     Norwest Bank Minnesota
Certificateholder Principal Distribution Factors Statement   Series 1997-1             Securities Administration Services
Record Date        30-Nov-1997                                                         7485 New Horizon Way
Distribution Date: 04-Dec-1997                                                         Frederick, MD 21703
                                                                                       Telephone: (301) 846-8130
                                                                                       Fax:       (301) 846-8152

                    Principal Distribution Factors Statement
                           Senior Certificate Factors

=================================================================================================================================
             Original         Beginning       Scheduled    Unscheduled                                  Total         Ending
               Face          Certificate      Principal     Principal                    Realized     Principal     Certificate
Class(3)      Amount           Balance       Distribution  Distribution   Accretion       Loss(4)     Reduction      Balance
=================================================================================================================================
 A-1      334,347,000.00    854.78242362     0.00000000   34.94033052     0.00000000     0.00000000   34.94033052   819.84209306
 A-2      200,000,000.00    854.78242360     0.00000000   34.94033055     0.00000000     0.00000000   34.94033055   819.84209310
 OC         8,703,415.20    999.88664794     0.00000000    0.00000000     0.00000000     0.00000000    0.00000000   999.88664794
=================================================================================================================================

                 Ending             Total
               Certificate        Principal
Class(3)       Percentage        Distribution
==============================================
A-1            0.81984209       34.94033052
A-2            0.81984209       34.94033055
OC             0.99988665        0.00000000
==============================================

------------------

(3) All Classes Are Per $1,000 Denomination.

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust 1                                                              Contact: Customer Service
Mortgage Pass-Through Certificates                              SMT                            Norwest Bank Minnesota, N.A.
Certificateholder Interest Distribution Statement                                              Securities Administration Services
Record Date:               30-Nov-1997                    Series 1997-1                        7485 New Horizon Way
Distribution Date:         04-Dec-1997                                                         Frederick, MD 21703
                                                                                               Telephone:    (301) 846-8130
                                                                                               Fax:          (301) 846-8152



                        Interest Distribution Statement
                              Senior Certificates

===================================================================================================================================
                                                                           Payment of
                                           Beginning                       Previously
            Original       Current       Certificate/        Current         Unpaid        Current     Non-Supported
              Face       Certificate       Notional          Accrued        Interest      Interest       Interest        Realized
Class        Amount          Rate           Balance          Interest       Shortfall     Shortfall      Shortfall       Losses(7)
===================================================================================================================================
 A-1    334,347,000.00     6.02844%     285,793,938.99     1,435,743.01        0.00          0.00           0.00            0.00
 A-2    200,000,000.00     6.23381%     170,956,484.72       888,091.87        0.00          0.00           0.00            0.00
 OC       8,703,415.20     0.00000%       8,702,428.65             0.00        0.00          0.00           0.00            0.00
===================================================================================================================================
Total Class A Interest Distribution                        2,323,834.88        0.00          0.00           0.00            0.00
===================================================================================================================================

                                                              Remaining
                                                              Cumulative       Ending
                                                Total           Unpaid      Certificate/
                                               Interest        Interest       Notional
Class                                        Distribution     Shortfall        Balance
===========================================================================================
A-1                                           1,435,743.01        0.00      274,111,744.29
A-2                                             888,091.87        0.00      163,968,418.62
OC                                              690,582.69        0.00        8,702,428.65
===========================================================================================
Total Class A Interest Distribution           3,014,417.57        0.00
===========================================================================================

(7) Amount Does Not Include Excess Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust 1                                           SMT          Contact:      Customer Service
Mortgage Pass-Through Certificates                                                            Norwest Bank Minnesota, N.A.
Certificateholder Interest Distribution Factors Statement     Series 1997-1                   Securities Administration Services
Record Date:       30-Nov-1997                                                                7485 New Horizon Way
Distribution Date: 04-Dec-1997                                                                Frederick, MD 21703
                                                                                              Telephone:    (301) 846-8130
                                                                                              Fax:          (301) 846-8152

                    Interest Distribution Factors Statement
                           Senior Certificate Factors

                                                                     Payment of
                                                                     Previously
              Original        Current    Certificate/     Current      Unpaid     Current   Non-Supported                Total
                 Face       Certificate    Notional       Accrued     Interest    Interest    Interest     Realized     Interest
Class (9)       Amount          Rate        Balance       Interest    Shortfall   Shortfall   Shortfall    Losses (10) Distribution
-----------------------------------------------------------------------------------------------------------------------------------
   A1       334,347,000.00    6.02844%    854.78242362   4.29417046  0.00000000  0.00000000   0.00000000   0.00000000   4.29417046
   A2       200,000,000.00    6.23381%    854.78242360   4.44045935  0.00000000  0.00000000   0.00000000   0.00000000   4.44045935
   OC         8,703,415.20    0.00000%    999.88664794   0.00000000  0.00000000  0.00000000   0.00000000   0.00000000  79.34617321
-----------------------------------------------------------------------------------------------------------------------------------

                 Remaining
                 Cumulative           Ending
                   Unpaid          Certificate/
                  Interest           Notional
Class (9)         Shortfall           Balance
------------------------------------------------
   A1             0.00000000        819.84209306
   A2             0.00000000        819.84209310
   OC             0.00000000        999.88664794
------------------------------------------------

 (9) All classes are per $1,000 denomination.

(10) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust 1                                                                Contact:  Customer Service
Mortgage Pass-Through Certificates                            SMT                                 Norwest Bank Minnesota, N.A.
Certificateholder Accounts Statement                                                              Securities Administration Services
Record Date:         30-Nov-1997                         Series 1997-1                            7485 New Horizon Way
Distribution Date:   04-Dec-1997                                                                  Frederick, MD 21703
                                                                                                  Telephone:   (310) 846-8130
                                                                                                  Fax:         (301) 846-8152




                              CERTIFICATE ACCOUNT
Beginning Balance                                                   0.00
Deposit
  Payments of Interest and Principal                       21,854,236.30
  Liquidations, Insurance Proceeds, Reserve Funds                   0.00
  Proceeds from Repurchased Loans                                   0.00
  Other Amounts (Servicer Advances)
     Realized Losses                                                0.00
                                                           -------------
Total Deposits                                             21,854,236.30


Withdrawals
  Reimbursement for Servicer Advances                               0.00
  Payment of Service Fee                                      169,557.93
  Payment of Interest and Principal                        21,684,678.37
                                                           -------------

Total Withdrawals (Pool Distribution Amount)               21,854,236.30

Ending Balance                                                      0.00
                                                           =============

                            SERVICER ADVANCES

Beginning Balance                                                   0.00
Current Period Advances By Servicer                                 0.00
Reimbursement of Advances                                           0.00
Ending Cumulative Advances                                          0.00

                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                16,159.16
Servicing Fee Support                                               0.00
                                                           -------------
Non-Supported Prepayment/Curtailment Interest Shortfall        16,159.16
                                                           =============

                             SERVICING FEES

Gross Servicing Fee                                           143,403.57
Pool Insurance Fee                                             25,154.36
Spread 1 Fee                                                    1,000.00
Supported Prepayment/Curtailment Interest Shortfall                 0.00
                                                           -------------
Net Servicing Fee                                             169,557.93
                                                           =============

Sequoia Mortgage Trust 1                                                   Contact:  Customer Service
Mortgage Pass-Through Certificates                               SMT                 Norwest Bank Minnesota, N.A.
Certificateholder Delinquency/Credit Enhancement Statement                           Securities Administration Services
Record Date:        30-Nov-1997                             Series 1997-1            7485 New Horizon Way
Distribution Date:  04-Dec-1997                                                      Frederick, MD 21703
                                                                                     Telephone:  (301) 846-8130
                                                                                     Fax:        (301) 846-8152

                               DELINQUENCY STATUS

                                                         Percentage Delinquent
                         Current        Unpaid                 Based on
                          Number       Principal          Number        Unpaid
                         Of Loans       Balance          Of Loans       Balance
     30 Days                33        6,715,179.97        1.78%          1.50%
     60 Days                 5        1,080,641.32        0.27%          0.24%
     90+ Days                6        1,658,001.36        0.32%          0.37%
     Foreclosure             0                0.00        0.00%          0.00%
     REO                     0                0.00        0.00%          0.00%
     Totals                 44        9,453,822.65        2.38%          2.12%


Current Period Realized Loss -  Includes Interest Shortfall        0.00
Cumulative Realized Losses -  Includes Interest Shortfall          0.00

Principal Balance of Contaminated Properties                       0.00

Sequoia Mortgage Trust 1                                                   Contact:  Customer Service
Mortgage Pass-Through Certificates                               SMT                 Norwest Bank Minnesota, N.A.
Certificateholder Collateral Statement                                               Securities Administration Services
Record Date:        30-Nov-1997                             Series 1997-1            7485 New Horizon Way
Distribution Date:  04-Dec-1997                                                      Frederick, MD 21703
                                                                                     Telephone:  (301) 846-8130
                                                                                     Fax:        (301) 846-8152


                               COLLATERAL STATUS

Collateral Description                                            Mixed Fixed
Weighted Average Gross Coupon                                         8.250377%
Weighted Average Net Coupon                                           7.880664%

Weighted Average Maturity (Stepdown Calculation)                     318 Months

Beginning Scheduled Collateral Loan Count                                 1,924
Number of Loans Paid in Full                                                 75
Ending Scheduled Collateral Loan Count                                    1,849

Beginning Scheduled Collateral Balance                           465,452,852.36
Ending Scheduled Collateral Balance                              446,782,591.56


Monthly P&I Constant                                               3,622,602.96